UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09333

Oppenheimer Main Street Mid Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  June 30

Date of reporting period:  6/30/2016

Item 1.  Reports to Stockholders.

Annual Report 6/30/2016

OppenheimerFunds®

The Right Way to Invest

# Oppenheimer Main Street Mid Cap Fund®

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Index
1-Year	-3.80%	-9.33%	0.56%
5-Year	9.23	7.95	10.90
10-Year	6.18	5.55	8.07

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER MAIN STREET MID CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -3.80% during the reporting period. In comparison, the Fund underperformed the Russell Midcap Index (the “Index”), which returned 0.56%. The Fund’s negative absolute return and underperformance occurred over the first half of the reporting period. Over the last six months of the reporting period, performance improved, with the Fund’s Class A shares (without sales charge) returning 5.97% versus the Index’s return of 5.50%.

For the fiscal year, the Fund’s underperformance relative to the Index stemmed largely from weaker relative stock selection in the consumer staples, consumer discretionary, information technology and health care sectors. The Fund outperformed the Index in the energy sector due to a slight overweight position and in the utilities and industrials sectors due to stock selection.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER MAIN STREET MID CAP FUND

MARKET OVERVIEW

Mid-2015 saw significant volatility return to the markets after several years of relative tranquility. Large-cap stocks barely eked-out a positive total return for calendar 2015 and the Fund’s reporting period, due mainly to the contribution from dividends. Stock prices were down overall. Meanwhile, both mid- and small-cap stocks generally declined. Markets remained turbulent in the first six months of 2016, but the Index performed positively during that time.

The reporting period also saw a rotation away from growth stocks and into value stocks. This is a significant reversal from 2015 when growth stocks, in general, significantly outperformed. Another big trend has been demand for so called bond proxy stocks with above average dividend yields. This trend was magnified post Brexit as treasury yields, already at historic lows, were under further pressure and future rate hike expectations continued to be pushed farther out.

The reporting period saw the market driven by several important macroeconomic trends and events:

●	Uncertainty over when or if the Federal Reserve (the “Fed”) would raise interest rates, an especially important issue for financials.

●	Continued slow but steady recovery in domestic consumer employment and consumption.
●	Decelerating emerging markets growth, contributing to the weakness in export demand for commodities and other industrial products.

●	Competitive currency devaluations, including negative interest rates in a growing number of jurisdictions, thrusting the world economy into uncharted territory.

●	Impact of Brexit and the increased uncertainty for global markets as a result.

As investors, it is important to know what is and what is not within one’s circle of competence. We humbly admit that accurately and consistently predicting outcomes of complex factors such as those listed above is largely outside our circle. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment. If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence. Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing within what expectations the market is pricing is also within our skillset.

4 OPPENHEIMER MAIN STREET MID CAP FUND

It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (when valuations appear reasonable). To offset our agnostic position on the conditions, we seek to ensure we have some horses in the stable that will win no matter the weather. In short, we believe it boils down to mostly stock selection.

FUND REVIEW

Top contributors to the Fund’s performance this period included L-3 Communications Holdings, Inc., Mid-America Apartment Communities, Inc. and Digital Realty Trust, Inc.

L-3 is a prime contractor, for both military and commercial applications, providing Command, Communications, Intelligence, Surveillance & Reconnaissance systems, and aircraft modernization and maintenance. Investors were positively surprised by the addition of Christopher Kubasik to the newly created role of President/Chief Operating

Officer. Mr. Kubasik, a former high ranking senior executive at larger industry competitor Lockheed Martin for many years, should add analytical and strategic firepower to L-3’s C-suite, helping to get the company back on a more predictable top and bottom line growth profile while hopefully minimizing/ eliminating some of the execution issues that have popped-up over the past two years. In addition, the stock was helped during the period by solid results and news of plans to sell its low margin IT business (NSS).

Mid-America Apartment Communities is a real estate investment trust (REIT) focused on rental apartment development primarily in the Sunbelt regions. Mid-America posted strong stock returns driven by both solid earnings results as well as growing investor appreciation for its Sunbelt market exposure. These regions have had relatively strong job growth, which is an important factor for apartment rental growth and profitability.

Digital Realty (“DLR”) is a REIT that owns, acquires, develops and manages technology-related real estate, including data centers. The company performed strongly during the reporting period, showing improved leasing results and higher profitability. In addition, DLR completed a key acquisition of TelX, which provides valuable services to clients who need to connect with many internet and telecom providers inside data centers. This acquisition is expected to be accretive to both revenue and earnings growth over the next few years, and enhances the value proposition DLR can offer its tenants. We trimmed our

5 OPPENHEIMER MAIN STREET MID CAP FUND

holdings into strength for risk management, but remain positive on DLR’s prospects going forward.

Detractors from performance this reporting period included Dana Holding Corp., Navient Corp. and Western Digital Corp. We exited our positions in Dana Holding and Navient during the reporting period.

Dana Holding is a supplier of automotive and other vehicle, i.e., trucks and off-highway, parts and systems primarily to original-equipment manufacturers (OEMs). The company disappointed investors in October with third quarter 2015 earnings that were below expectations and a weak outlook for fourth quarter 2015. While some of the company’s end-markets have become more challenging (e.g. Class 8 trucks), at least some of its issues have been self-inflicted as production issues led to market share losses.

Navient provides educational loan portfolio management, servicing and asset recovery for customers, including the Department of Education. The stock was hurt by weaker-than-expected earnings as the credit metrics of certain “vintages” of student loans deteriorated. In addition, investor concerns increased as U.S. Government regulators focused on student lending as a problem area.

Western Digital continued to be weighed down by the weak PC market and issues relating to its pending acquisition of SanDisk. With respect to financing for the SanDisk acquisition, the stock has been hurt by additional equity issuance necessary to make up for the U.S. Government’s “blocking” of a Chinese equity infusion into Western Digital, as well as stress in the high yield credit markets raising the financing costs for the required debt. Western Digital completed the acquisition of SanDisk in May 2016.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment and inflation data while home prices and innovation also continue to help drive the economy higher. However, rhetoric around Brexit and U.S. elections could cause global contagion by slowing global trade.

Secondly, U.S. corporate revenues, earnings, and free cash flow seem to have topped out for the near term, but earnings growth may resume due to productivity improvements. The energy and industrials sectors have also showed signs of bottoming. Additionally, while we have previously seen revenue and accounting earnings growth, it has not translated into commensurate cash available for shareholders. From a valuation perspective, U.S. equities look favorable based on current interest rate levels.

We believe the risks inherent to this market include the misallocation of capital, fueled

6 OPPENHEIMER MAIN STREET MID CAP FUND

by an environment of ongoing relatively low interest rates and possibly leading to “bubble-like” valuations for some companies. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility we believe such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach has the potential to generate superior long-term performance.

Raymond Anello, CFA Portfolio Manager

Raymond Anello, CFA and Portfolio Manager, on behalf of the Portfolio Management team: Matthew P. Ziehl, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

7 OPPENHEIMER MAIN STREET MID CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Molson Coors Brewing Co., Cl. B	2.9%
L-3 Communications Holdings, Inc.	2.7
Synchrony Financial	2.7
Centene Corp.	2.7
Spirit Airlines, Inc.	2.6
Coca-Cola European Partners plc	2.6
FNF Group	2.5
Pinnacle Foods, Inc.	2.4
Genesee & Wyoming, Inc., Cl. A	2.1
Ross Stores, Inc.	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	7.5%
Real Estate Investment Trusts (REITs)	6.7
Health Care Providers & Services	6.5
Specialty Retail	6.2
Beverages	5.5
Insurance	4.8
Oil, Gas & Consumable Fuels	4.7
Commercial Services & Supplies	4.2
Aerospace & Defense	3.9
Road & Rail	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of common stocks.

8 OPPENHEIMER MAIN STREET MID CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/16

	Inception Date	1-Year	5-Year		10-Year
Class A (OPMSX)	8/2/99	-3.80%	9.23%		6.18%
Class B (OPMBX)	8/2/99	-4.53	8.37		5.69
Class C (OPMCX)	8/2/99	-4.54	8.42		5.39
Class I (OPMIX)	10/26/12	-3.43	12.99	*	N/A
Class R (OPMNX)	3/1/01	-4.08	8.94		5.89
Class Y (OPMYX)	8/2/99	-3.57	9.58		6.56

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/16

	Inception Date	1-Year	5-Year		10-Year
Class A (OPMSX)	8/2/99	-9.33%	7.95%		5.55%
Class B (OPMBX)	8/2/99	-8.67	8.08		5.69
Class C (OPMCX)	8/2/99	-5.37	8.42		5.39
Class I (OPMIX)	10/26/12	-3.43	12.99	*	N/A
Class R (OPMNX)	3/1/01	-4.08	8.94		5.89
Class Y (OPMYX)	8/2/99	-3.57	9.58		6.56

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell Midcap Index, which measures the performance of the mid-cap segment of the U.S. equity universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or

9 OPPENHEIMER MAIN STREET MID CAP FUND

taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER MAIN STREET MID CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 OPPENHEIMER MAIN STREET MID CAP FUND

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Class A	$ 1,000.00	$ 1,059.70	$ 5.70
Class B	1,000.00	1,055.70	9.55
Class C	1,000.00	1,055.70	9.55
Class I	1,000.00	1,061.90	3.44
Class R	1,000.00	1,058.50	6.98
Class Y	1,000.00	1,061.00	4.42

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.34	5.59
Class B	1,000.00	1,015.61	9.36
Class C	1,000.00	1,015.61	9.36
Class I	1,000.00	1,021.53	3.37
Class R	1,000.00	1,018.10	6.85
Class Y	1,000.00	1,020.59	4.33

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.67
Class R	1.36
Class Y	0.86

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS June 30, 2016

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—8.7%
Hotels, Restaurants & Leisure—0.1%
Norwegian Cruise Line Holdings Ltd.[1]	89,909	$3,581,975
Household Durables—1.3%
Toll Brothers, Inc.[1]	1,383,319	37,225,114
Media—1.1%
IMAX Corp.[1]	1,145,603	33,772,376
Specialty Retail—6.2%
Advance Auto Parts, Inc.	141,890	22,933,681
O’Reilly Automotive, Inc.[1]	224,640	60,899,904
Ross Stores, Inc.	1,085,910	61,560,238
Sally Beauty Holdings, Inc.[1]	1,246,930	36,672,211
		182,066,034
Consumer Staples—10.8%
Beverages—5.5%
Coca-Cola European Partners plc	2,135,460	76,214,567
Molson Coors Brewing Co., Cl. B	863,651	87,341,026
		163,555,593
Food & Staples Retailing—0.7%
Rite Aid Corp.[1]	2,828,941	21,188,768
Food Products—3.0%
Hormel Foods Corp.	551,480	20,184,168
Pinnacle Foods, Inc.	1,512,102	69,995,202
		90,179,370
Household Products—1.6%
Spectrum Brands Holdings, Inc.	387,795	46,267,821
Energy—4.7%
Oil, Gas & Consumable Fuels—4.7%
HollyFrontier Corp.	1,375,605	32,698,131
Magellan Midstream Partners LP2	354,614	26,950,664
Noble Energy, Inc.	1,191,274	42,730,998
Shell Midstream Partners LP2	707,563	23,908,554
Western Refining, Inc.	609,136	12,566,476
		138,854,823

	Shares	Value
Financials—18.6%
Capital Markets—0.0%
T. Rowe Price Group, Inc.	470	$34,296
Commercial Banks—1.5%
M&T Bank Corp.	362,190	42,821,724
Consumer Finance—2.7%
Synchrony Financial[1]	3,160,460	79,896,429
Diversified Financial Services—1.7%
CME Group, Inc., Cl. A	517,684	50,422,421
Insurance—4.8%
Aflac, Inc.	415,780	30,002,685
FNF Group	1,985,310	74,449,125
Lincoln National Corp.	969,739	37,596,781
		142,048,591
Real Estate Investment Trusts (REITs)—6.7%
American Capital Agency Corp.	2,799,564	55,487,358
Digital Realty Trust, Inc.	163,463	17,815,832
Lamar Advertising Co., Cl. A	855,900	56,746,170
Mid-America Apartment Communities, Inc.	276,899	29,462,054
Outfront Media, Inc.	1,594,427	38,537,301
		198,048,715
Thrifts & Mortgage Finance—1.2%
New York Community Bancorp, Inc.	2,426,580	36,374,434
Health Care—12.4%
Biotechnology—0.7%
BioMarin Pharmaceutical, Inc.[1]	261,390	20,336,142
Health Care Equipment & Supplies—2.0%
Boston Scientific Corp.[1]	1,977,350	46,210,670
DexCom, Inc.[1]	173,792	13,786,919
		59,997,589
Health Care Providers & Services—6.5%
Centene Corp.[1]	1,111,764	79,346,597
Humana, Inc.	196,470	35,341,023

13 OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Health Care Providers & Services (Continued)
Laboratory Corp. of America Holdings[1]	389,880	$50,789,668
Universal Health Services, Inc., Cl. B	204,039	27,361,630
		192,838,918
Health Care Technology—1.5%
Cerner Corp.[1]	728,100	42,666,660
Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	662,980	29,409,793
Pharmaceuticals—0.7%
Akorn, Inc.[1]	770,550	21,949,116
Industrials—19.4%
Aerospace & Defense—3.9%
L-3 Communications Holdings, Inc.	548,080	80,397,855
Spirit AeroSystems Holdings, Inc.[1]	816,900	35,126,700
		115,524,555
Airlines—2.6%
Spirit Airlines, Inc.[1]	1,744,141	78,259,607
Building Products—0.7%
Masco Corp.	675,392	20,896,628
Commercial Services & Supplies—4.2%
KAR Auction Services, Inc.	925,470	38,629,118
Tyco International plc	1,247,977	53,163,820
Waste Connections, Inc.	428,109	30,845,253
		122,638,191
Machinery—1.4%
Xylem, Inc.	941,990	42,059,854
Professional Services—3.2%
Nielsen Holdings plc	904,200	46,991,274
Robert Half International, Inc.	1,216,535	46,422,976
		93,414,250
Road & Rail—3.4%
Canadian Pacific Railway Ltd.	299,120	38,523,665

	Shares	Value
Road & Rail (Continued)
Genesee & Wyoming, Inc., Cl. A1	1,046,360	$61,682,922
		100,206,587
Information Technology—13.1%
IT Services—2.2%
Amdocs Ltd.	387,685	22,377,178
Total System Services, Inc.	800,470	42,512,962
		64,890,140
Semiconductors & Semiconductor Equipment—2.6%
Applied Materials, Inc.	1,880,531	45,076,328
Skyworks Solutions, Inc.	478,584	30,284,795
		75,361,123
Software—7.5%
Activision Blizzard, Inc.	721,280	28,584,326
Fortinet, Inc.[1]	1,109,581	35,051,664
Guidewire Software, Inc.[1]	718,862	44,396,917
PTC, Inc.[1]	1,117,454	41,993,921
ServiceNow, Inc.[1]	444,680	29,526,752
Splunk, Inc.[1]	501,110	27,150,140
Ultimate Software Group, Inc. (The)[1]	76,450	16,076,671
		222,780,391
Technology Hardware, Storage & Peripherals—0.8%
Western Digital Corp.	513,442	24,265,269
Materials—3.7%
Chemicals—1.9%
Eastman Chemical Co.	849,430	57,676,297
Containers & Packaging—0.7%
Sealed Air Corp.	430,020	19,768,019
Metals & Mining—1.1%
Alcoa, Inc.	3,503,970	32,481,802
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
Zayo Group Holdings, Inc.[1]	1,781,876	49,767,797

14 OPPENHEIMER MAIN STREET MID CAP FUND

	Shares	Value
Utilities—4.1%
Electric Utilities—2.2%
OGE Energy Corp.	1,188,120	$38,910,931
PG&E Corp.	382,770	24,466,658
		63,377,589
Gas Utilities—1.9%
AmeriGas Partners LP2	1,225,180	57,215,906
Total Common Stocks (Cost $2,520,748,475)		2,874,120,707

	Shares	Value
Investment Company—1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[3,4] (Cost $53,724,761)	53,724,761	$53,724,761
Total Investments, at Value (Cost $2,574,473,236)	99.0%	2,927,845,468
Net Other Assets (Liabilities)	1.0	30,568,706
Net Assets	100.0%	$2,958,414,174

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	119,672,700	1,509,250,228	1,575,198,167	53,724,761

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$53,724,761	$228,924

See accompanying Notes to Financial Statements.

15 OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,520,748,475)	$2,874,120,707
Affiliated companies (cost $53,724,761)	53,724,761

2,927,845,468

Cash	4,999,976

Receivables and other assets:
Investments sold	45,054,585
Dividends	2,584,230
Shares of beneficial interest sold	1,065,503
Other	170,302

Total assets	2,981,720,064

Liabilities
Payables and other liabilities:
Investments purchased	17,276,508
Shares of beneficial interest redeemed	5,383,945
Distribution and service plan fees	421,304
Trustees’ compensation	147,582
Shareholder communications	25,567
Other	50,984

Total liabilities	23,305,890

Net Assets	$2,958,414,174

Composition of Net Assets
Par value of shares of beneficial interest	$116,035

Additional paid-in capital	2,617,518,956

Accumulated net investment income	16,413,114

Accumulated net realized loss on investments	(29,006,163)

Net unrealized appreciation on investments	353,372,232

Net Assets	$2,958,414,174

16 OPPENHEIMER MAIN STREET MID CAP FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,521,154,249 and 59,499,894 shares of beneficial interest outstanding)	$25.57

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.13

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,497,292 and 810,138 shares of beneficial interest outstanding)	$21.60

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $320,353,353 and 14,702,420 shares of beneficial interest outstanding)	$21.79

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $377,122,548 and 13,826,469 shares of beneficial interest outstanding)	$27.28

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $176,639,201 and 7,228,132 shares of beneficial interest outstanding)	$24.44

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $545,647,531 and 19,967,959 shares of beneficial interest outstanding)	$27.33

See accompanying Notes to Financial Statements.

17 OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $165,393)	$47,175,496
Affiliated companies	228,924

Interest	3,002

Total investment income	47,407,422

Expenses
Management fees	19,433,513

Distribution and service plan fees:
Class A	3,905,284
Class B	231,349
Class C	3,332,220
Class R	934,325

Transfer and shareholder servicing agent fees:
Class A	3,496,774
Class B	51,092
Class C	734,700
Class I	115,963
Class R	412,032
Class Y	1,272,626

Shareholder communications:
Class A	28,875
Class B	1,092
Class C	8,426
Class I	603
Class R	1,134
Class Y	5,307

Trustees’ compensation	104,942

Borrowing fees	52,526

Custodian fees and expenses	16,354

Other	143,433

Total expenses	34,282,570
Less reduction to custodian expenses	(3,051)
Less waivers and reimbursements of expenses	(72,400)

Net expenses	34,207,119

Net Investment Income	13,200,303

Realized and Unrealized Gain (Loss)
Net realized loss on investments from unaffiliated companies	(8,121,043)

Net change in unrealized appreciation/depreciation on investments	(166,770,345)

Net Decrease in Net Assets Resulting from Operations	$(161,691,085)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2016	Year Ended June 30, 2015

Operations
Net investment income	$13,200,303	$16,851,119

Net realized gain (loss)	(8,121,043)	520,517,248

Net change in unrealized appreciation/depreciation	(166,770,345)	(338,822,185)

Net increase (decrease) in net assets resulting from operations	(161,691,085)	198,546,182

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,090,571)	(10,359,751)
Class B	—	—
Class C	—	(2,188)
Class I	(3,019,882)	(4,253,234)
Class R	(210,002)	(804,465)
Class Y	(3,781,718)	(5,396,050)

	(13,102,173)	(20,815,688)

Distributions from net realized gain:
Class A	(179,989,677)	(250,861,303)
Class B	(3,098,333)	(6,415,172)
Class C	(43,729,974)	(59,110,058)
Class I	(39,564,208)	(57,437,945)
Class R	(21,992,821)	(31,786,566)
Class Y	(65,846,586)	(87,269,686)

	(354,221,599)	(492,880,730)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(22,947,091)	(32,102,092)
Class B	(10,265,786)	(14,251,431)
Class C	(2,561,432)	29,722,649
Class I	(51,529,446)	(109,775,022)
Class R	(13,339,022)	7,818,963
Class Y	(40,038,974)	140,649,915

	(140,681,751)	22,062,982

Net Assets
Total decrease	(669,696,608)	(293,087,254)

Beginning of period	3,628,110,782	3,921,198,036

End of period (including accumulated net investment income of $16,413,114 and $12,561,467, respectively)	$2,958,414,174	$3,628,110,782

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$30.15	$33.30	$26.17	$21.75	$21.99

Income (loss) from investment operations:
Net investment income[2]	0.11	0.14	0.17	0.15	0.04
Net realized and unrealized gain (loss)	(1.44)	1.47	6.97	4.45	(0.23)

Total from investment operations	(1.33)	1.61	7.14	4.60	(0.19)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.19)	(0.01)	(0.18)	(0.05)
Distributions from net realized gain	(3.14)	(4.57)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.25)	(4.76)	(0.01)	(0.18)	(0.05)

Net asset value, end of period	$25.57	$30.15	$33.30	$26.17	$21.75

Total Return, at Net Asset Value[3]	(3.80)%	5.58%	27.31%	21.30%	(0.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,521,154	$1,806,592	$1,999,887	$1,716,475	$1,662,531

Average net assets (in thousands)	$1,587,983	$1,870,139	$1,876,128	$1,708,977	$1,696,301

Ratios to average net assets:[4]
Net investment income	0.43%	0.46%	0.57%	0.62%	0.20%
Expenses excluding specific expenses listed below	1.11%	1.10%	1.12%	1.19%	1.24%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.11%	1.10%	1.12%	1.19%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.10%	1.12%	1.19%	1.24%

Portfolio turnover rate	87%	82%	63%	101%	81%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2016	1.11%
Year Ended June 30, 2015	1.10%
Year Ended June 30, 2014	1.12%
Year Ended June 28, 2013	1.19%
Year Ended June 29, 2012	1.24%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MAIN STREET MID CAP FUND

Class B	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$26.09	$29.47	$23.33	$19.40	$19.72

Income (loss) from investment operations:
Net investment loss[2]	(0.08)	(0.08)	(0.06)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	(1.27)	1.27	6.20	3.98	(0.21)

Total from investment operations	(1.35)	1.19	6.14	3.93	(0.32)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(3.14)	(4.57)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.14)	(4.57)	0.00	0.00	0.00

Net asset value, end of period	$21.60	$26.09	$29.47	$23.33	$19.40

Total Return, at Net Asset Value[3]	(4.53)%	4.78%	26.32%	20.26%	(1.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,497	$32,757	$51,449	$57,999	$69,088

Average net assets (in thousands)	$23,159	$41,300	$55,373	$62,574	$76,237

Ratios to average net assets:[4]
Net investment loss	(0.37)%	(0.29)%	(0.24)%	(0.22)%	(0.63)%
Expenses excluding specific expenses listed below	1.86%	1.86%	1.98%	2.26%	2.33%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.86%	1.86%	1.98%	2.26%	2.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.86%	1.91%	2.06%	2.06%

Portfolio turnover rate	87%	82%	63%	101%	81%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2016	1.86%
Year Ended June 30, 2015	1.86%
Year Ended June 30, 2014	1.98%
Year Ended June 28, 2013	2.26%
Year Ended June 29, 2012	2.33%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$26.29	$29.66	$23.47	$19.53	$19.84

Income (loss) from investment operations:
Net investment loss[2]	(0.07)	(0.08)	(0.05)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	(1.29)	1.28	6.24	4.01	(0.21)

Total from investment operations	(1.36)	1.20	6.19	3.98	(0.31)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.04)	0.00
Distributions from net realized gain	(3.14)	(4.57)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.14)	(4.57)	0.00	(0.04)	0.00

Net asset value, end of period	$21.79	$26.29	$29.66	$23.47	$19.53

Total Return, at Net Asset Value[3]	(4.54)%	4.78%	26.38%	20.39%	(1.56)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$320,353	$386,109	$397,240	$334,870	$320,566

Average net assets (in thousands)	$333,636	$391,675	$370,920	$326,360	$327,119

Ratios to average net assets:[4]
Net investment loss	(0.33)%	(0.29)%	(0.18)%	(0.13)%	(0.56)%
Expenses excluding specific expenses listed below	1.86%	1.85%	1.86%	1.94%	2.00%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.86%	1.85%	1.86%	1.94%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.85%	1.86%	1.94%	2.00%

Portfolio turnover rate	87%	82%	63%	101%	81%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2016	1.86%
Year Ended June 30, 2015	1.85%
Year Ended June 30, 2014	1.86%
Year Ended June 28, 2013	1.94%
Year Ended June 29, 2012	2.00%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MAIN STREET MID CAP FUND

Class I	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Period Ended June 28, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$31.95	$35.00	$27.52	$23.31

Income (loss) from investment operations:
Net investment income[3]	0.24	0.28	0.35	0.20
Net realized and unrealized gain (loss)	(1.53)	1.58	7.29	4.33

Total from investment operations	(1.29)	1.86	7.64	4.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.34)	(0.16)	(0.32)
Distributions from net realized gain	(3.14)	(4.57)	0.00	0.00

Total dividends and/or distributions to shareholders	(3.38)	(4.91)	(0.16)	(0.32)

Net asset value, end of period	$27.28	$31.95	$35.00	$27.52

Total Return, at Net Asset Value[4]	(3.43)%	6.08%	27.83%	19.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$377,123	$491,236	$633,358	$362,310

Average net assets (in thousands)	$386,147	$527,809	$506,714	$68,428

Ratios to average net assets:[5]
Net investment income	0.87%	0.84%	1.11%	1.08%
Expenses excluding specific expenses listed below	0.67%	0.66%	0.66%	0.66%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.67%	0.66%	0.66%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.66%	0.66%	0.66%

Portfolio turnover rate	87%	82%	63%	101%

1. June 28, 2013 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from October 26, 2012 (inception of offering) to June 28, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2016	0.67%
Year Ended June 30, 2015	0.66%
Year Ended June 30, 2014	0.66%
Period Ended June 28, 2013	0.66%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$28.97	$32.18	$25.35	$21.07	$21.30

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.06	0.08	0.08	(0.01)
Net realized and unrealized gain (loss)	(1.40)	1.42	6.75	4.31	(0.22)

Total from investment operations	(1.36)	1.48	6.83	4.39	(0.23)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.12)	0.00	(0.11)	0.00
Distributions from net realized gain	(3.14)	(4.57)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.17)	(4.69)	0.00	(0.11)	0.00

Net asset value, end of period	$24.44	$28.97	$32.18	$25.35	$21.07

Total Return, at Net Asset Value[3]	(4.08)%	5.33%	26.94%	20.94%	(1.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,639	$222,755	$236,139	$224,448	$227,261

Average net assets (in thousands)	$187,074	$227,331	$234,597	$221,263	$232,102

Ratios to average net assets:[4]
Net investment income (loss)	0.17%	0.21%	0.28%	0.33%	(0.07)%
Expenses excluding specific expenses listed below	1.36%	1.35%	1.39%	1.53%	1.57%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.36%	1.35%	1.39%	1.53%	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.35%	1.39%	1.49%	1.51%

Portfolio turnover rate	87%	82%	63%	101%	81%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2016	1.36%
Year Ended June 30, 2015	1.35%
Year Ended June 30, 2014	1.39%
Year Ended June 28, 2013	1.53%
Year Ended June 29, 2012	1.57%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER MAIN STREET MID CAP FUND

Class Y	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$31.99	$35.05	$27.53	$22.88	$23.12

Income (loss) from investment operations:
Net investment income[2]	0.19	0.24	0.24	0.25	0.13
Net realized and unrealized gain (loss)	(1.53)	1.55	7.36	4.68	(0.24)

Total from investment operations	(1.34)	1.79	7.60	4.93	(0.11)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.28)	(0.08)	(0.28)	(0.13)
Distributions from net realized gain	(3.14)	(4.57)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.32)	(4.85)	(0.08)	(0.28)	(0.13)

Net asset value, end of period	$27.33	$31.99	$35.05	$27.53	$22.88

Total Return, at Net Asset Value[3]	(3.57)%	5.86%	27.63%	21.74%	(0.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$545,648	$688,662	$603,125	$789,137	$908,339

Average net assets (in thousands)	$577,404	$659,360	$686,659	$977,581	$904,802

Ratios to average net assets:[4]
Net investment income	0.67%	0.72%	0.76%	1.00%	0.60%
Expenses excluding specific expenses listed below	0.86%	0.85%	0.84%	0.81%	0.85%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.86%	0.85%	0.84%	0.81%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.85%	0.84%	0.81%	0.85%

Portfolio turnover rate	87%	82%	63%	101%	81%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2016	0.86%
Year Ended June 30, 2015	0.85%
Year Ended June 30, 2014	0.84%
Year Ended June 28, 2013	0.81%
Year Ended June 29, 2012	0.85%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2016

1. Organization

Oppenheimer Main Street Mid Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

26 OPPENHEIMER MAIN STREET MID CAP FUND

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

27 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended June 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$16,398,940	$14,738,740	$—	$309,789,086

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments[3]
$2,518,912	$3,753,517	$6,272,429

28 OPPENHEIMER MAIN STREET MID CAP FUND

2. Significant Accounting Policies (Continued)

3. $2,195,647, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

Distributions paid from:
Ordinary income	$37,175,412	$61,927,980
Long-term capital gain	330,148,360	451,768,438

Total	$367,323,772	$513,696,418

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,618,056,382

Gross unrealized appreciation	$385,780,686
Gross unrealized depreciation	(75,991,600)

Net unrealized appreciation	$309,789,086

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

29 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

30 OPPENHEIMER MAIN STREET MID CAP FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

31 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$256,645,499	$—	$—	$256,645,499
Consumer Staples	321,191,552	—	—	321,191,552
Energy	138,854,823	—	—	138,854,823
Financials	549,646,610	—	—	549,646,610
Health Care	367,198,218	—	—	367,198,218
Industrials	572,999,672	—	—	572,999,672
Information Technology	387,296,923	—	—	387,296,923
Materials	109,926,118	—	—	109,926,118
Telecommunication Services	49,767,797	—	—	49,767,797
Utilities	120,593,495	—	—	120,593,495
Investment Company	53,724,761	—	—	53,724,761

Total Assets	$2,927,845,468	$—	$—	$2,927,845,468

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

32 OPPENHEIMER MAIN STREET MID CAP FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

33 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

34 OPPENHEIMER MAIN STREET MID CAP FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended June 30, 2016		Year Ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	8,231,725	$213,211,938	8,383,895	$261,906,812
Dividends and/or distributions reinvested	7,331,125	176,973,372	8,630,354	247,345,952
Redeemed	(15,975,316)	(413,132,401)	(17,160,930)	(541,354,856)

Net decrease	(412,466)	$(22,947,091)	(146,681)	$(32,102,092)

Class B
Sold	32,461	$734,247	66,983	$1,844,415
Dividends and/or distributions reinvested	149,283	3,057,319	254,424	6,337,698
Redeemed	(626,982)	(14,057,352)	(811,961)	(22,433,544)

Net decrease	(445,238)	$(10,265,786)	(490,554)	$(14,251,431)

Class C
Sold	1,447,813	$32,106,097	1,785,730	$48,727,078
Dividends and/or distributions reinvested	1,973,306	40,768,559	2,183,479	54,805,316
Redeemed	(3,403,546)	(75,436,088)	(2,678,866)	(73,809,745)

Net increase (decrease)	17,573	$(2,561,432)	1,290,343	$29,722,649

Class I
Sold	3,313,713	$97,016,528	2,905,234	$93,533,786
Dividends and/or distributions reinvested	1,657,614	42,584,090	2,036,498	61,685,537
Redeemed	(6,521,113)	(191,130,064)	(7,659,047)	(264,994,345)

Net decrease	(1,549,786)	$(51,529,446)	(2,717,315)	$(109,775,022)

Class R1
Sold	1,688,921	$42,153,552	2,067,314	$61,781,446
Dividends and/or distributions reinvested	876,270	20,250,599	1,106,186	30,497,548
Redeemed	(3,027,330)	(75,743,173)	(2,822,410)	(84,460,031)

Net increase (decrease)	(462,139)	$(13,339,022)	351,090	$7,818,963

Class Y
Sold	4,582,096	$128,204,903	8,623,565	$290,431,422
Dividends and/or distributions reinvested	2,600,337	67,010,696	2,926,375	88,874,008
Redeemed	(8,740,424)	(235,254,573)	(7,230,786)	(238,655,515)

Net increase (decrease)	(1,557,991)	$(40,038,974)	4,319,154	$140,649,915

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,650,074,679	$3,165,913,504

35 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities.

36 OPPENHEIMER MAIN STREET MID CAP FUND

8. Fees and Other Transactions with Affiliates (Continued)

Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

June 30, 2016	$265,915	$2,227	$18,593	$10,534	$24

37 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $72,400 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

38 OPPENHEIMER MAIN STREET MID CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Main Street Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Mid Cap Fund, including the statement of investments, as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Mid Cap Fund as of June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

August 12, 2016

39 OPPENHEIMER MAIN STREET MID CAP FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $2.92243 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 9, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $39,131,361 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $78,653 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

40 OPPENHEIMER MAIN STREET MID CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41 OPPENHEIMER MAIN STREET MID CAP FUND

  TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Year of Birth: 1942	Director of Jack Creek Preserve Foundation (non-profit organization) (since December 2014); Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of

42 OPPENHEIMER MAIN STREET MID CAP FUND

Beverly L. Hamilton, Continued	Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (since 2004), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS

43 OPPENHEIMER MAIN STREET MID CAP FUND

  TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Continued	Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief

44 OPPENHEIMER MAIN STREET MID CAP FUND

Arthur P. Steinmetz, Continued	Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Anello, Ziehl, Vardharaj, Krantz, Weiner and Mss. Budzinski, Ketner, Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995). Mr. Anello is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001-2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

45 OPPENHEIMER MAIN STREET MID CAP FUND

  TRUSTEES AND OFFICERS Unaudited / Continued

Kristin Ketner, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 102 portfolios in the OppenheimerFunds complex.

46 OPPENHEIMER MAIN STREET MID CAP FUND

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 102 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007).An officer of 102 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

47 OPPENHEIMER MAIN STREET MID CAP FUND

OPPENHEIMER MAIN STREET MID CAP FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

48 OPPENHEIMER MAIN STREET MID CAP FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

49 OPPENHEIMER MAIN STREET MID CAP FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0847.001.0616 August 22, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,800 in fiscal 2016 and $32,200 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $233 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $471,735 in fiscal 2016 and $981,357 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $371,191 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $843,159 in fiscal 2016 and $1,540,913 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Mid Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016